EXHIBIT 10.26
LOAN AGREEMENT
THIS LOAN AGREEMENT (the "Agreement") is entered into this 27th day of December 2002, by and between Bank of America, N.A., a national banking association (the "Lender"), and AFG International Partners Limited Partnership, a Massachusetts limited partnership ("AFG International Partners"), and AFG Realty Corporation, a Massachusetts Corporation, as Trustee on behalf of AFG Washington Owner's Trust, a Massachusetts Nominee Trust, under Declaration of Trust, dated June 30, 1995 ("AFG Washington Owner's Trust") (AFG International Partners and AFG Washington Owner's Trust, jointly and severally, will be sometimes collectively referred to herein as the "Borrower") (AFG Washington Owner's Trust will be sometimes collectively referred to below as "Trustor"), and is made in reference to the following facts:
(A)    The Trustor is the owner in fee simple to that certain parcel of real property and all improvements thereon located in the District of Columbia, and more particularly described in Exhibit "A" attached hereto (the "Property").
(B)    On or about the date hereof, the Lender has made a loan to the Borrower in the original principal amount of FIVE MILLION SIX HUNDRED SIXTY-TWO THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($5,662,500.00) (the "Loan").  The Loan is evidenced by a Deed of Trust Note executed and delivered by Borrower to Lender (the "Note"). The Note is secured, among other things, by a Deed of Trust, Assignment of Rents and Lease, Security Agreement and Fixture Filing (the "Deed of Trust"), UCC-1 Financing Statements, and other instruments of security, executed as applicable by Lender and Borrower, which encumber the Property as a first lien thereon (collectively the "Instruments of Security"). The Note and the Instruments of Security will be sometimes collectively referred to below as the "Loan Documents".
(C)    The Lender has required the execution of this Agreement as a condition to making the Loan to the Borrower, and the Borrower is agreeable to the same.
NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto covenant and agree as follows:
ARTICLE ONE - INTRODUCTORY PROVISIONS
1.1    Recitals .  The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct, and the Recitals by this reference are made a part of this Agreement.
1.2    Exhibits .  The exhibits attached to this Agreement are by this reference made a part hereof.
1.3    Abbreviations and Definitions .  The following abbreviations and definitions will be used for purposes of this Agreement:
(a)    The abbreviations for the parties set forth in the Preamble will be used for purposes of this Agreement.
(b)    The abbreviations and definitions set forth in the Recitals will be used for purposes of this Agreement.
(c)    The term "Agreement" shall mean this Loan Agreement between the parties.
(d)    The term "Boston University Lease" means that certain existing Lease Agreement between AFG Washington Owner's Trust, as landlord, and the Trustees of Boston University, a Massachusetts non-profit corporation, as tenant ("Boston University"), dated June 30, 1995, as amended, for the lease of the Improvements (as defined below).
(e)    The term "Improvements" means all improvements located on the Property, consisting of a five (5) story brick building, containing approximately 50,000 square feet, and which is leased under the Boston University Lease as the Boston University's Washington Journalism Center, and which includes offices, classrooms and dormitory rooms and related amenities.
ARTICLE TWO - LOAN

2.1    Loan . On or about the date hereof, Borrower has executed and delivered to Lender the Note in the original principal amount of the Loan. The principal that is disbursed by Lender to Borrower shall bear interest and be repaid in the manner set forth in the Note. The Note is payable on the terms and provisions and on the Maturity Date or the applicable Extended Maturity Date (as defined in the Note) set forth therein. The entire principal amount of the Loan is being disbursed to Borrower on the date hereof.

2.2    Purpose . The purpose of the Loan is to provide funds for Borrower to refinance the Property and Improvements.

ARTICLE THREE - REPRESENTATIONS AND WARRANTIES
The Borrower, and each of them, jointly and severally, represents and warrants to the Lender as follows:
3.1    Organization, Standing, Partnership, Trust, and Corporate Power .  AFG International Partners is a limited partnership, duly formed and presently existing and in good standing under the laws of the State of Massachusetts, and is duly authorized to transact business in the District of Columbia. The sole general partner of AFG International Partners is AFG Realty Corporation, a Massachusetts corporation, which is duly formed, validly existing and in good standing under the laws of the State of Massachusetts, and is duly authorized to transact business in the District of Columbia ("AFG Realty Corporation").  AFG Realty Corporation is also the sole Trustee of AFG Washington Owner's Trust, which is a trust, duly formed, validly existing and in good standing under the laws of the State of Massachusetts. Each Borrower has all partnership and trust power and authority to own their properties and to carry on their businesses as now being conducted, and such entities have appropriate partnership and trust power and authority to execute and perform this Agreement, and the Borrower to deliver the Note, the Trustor to deliver the Deed of Trust, and each Borrower, as applicable, to deliver all other documents, instruments and agreements provided for herein.
3.2    This Agreement .  The execution and performance by the Borrower of this Agreement, the borrowing hereunder, and the execution and delivery of the Note and all other documents, instruments and agreements provided for herein (a) has been duly authorized by all requisite limited partnership action as to AFG International Partners, and all requisite corporate action as to its general partner, AFG Realty Corporation; (b) has been duly authorized by all requisite trust action as to AFG Washington Owner's Trust, and all requisite corporate action of its Trustee, AFG Realty Corporation; (c) will not violate any provision of law or of (i) AFG International Partners' Certificate of Limited Partnership and Limited Partnership Agreement and its general partner, AFG Realty Corporation's Articles of Incorporation or its Bylaws, all as amended to the date hereof; (ii) AFG Washington Owner's Trust's Declaration of Trust, and its Trustee, AFG Realty Corporation's Articles of Incorporation or its Bylaws, all as amended to the date hereof; and (c) will not violate or be in conflict with, result in a breach of, or constitute a default under any indenture, agreement and other instrument to which the Borrower, and each of them, is a party or by which they or any of their properties are bound, or any order, writ, injunction or decree of any court or governmental institution.
3.3    Litigation .  There are no actions, suits or proceedings pending, or to the knowledge of the Borrower, threatened against or adversely affecting the Borrower at law or in equity or before or by any federal agency or instrumentality, domestic or foreign, which involve any of the transactions herein contemplated or the possibility of any judgment or liability which may result in any material and adverse change in the business, operations, prospects, property or assets, or in the condition, financial or otherwise, of the Borrower.  The Borrower is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court, or federal, state, municipal or other governmental department.
3.4    Financial Statements .  The Borrower has heretofore furnished to the Lender balance sheets, annual statements, and other financial information which are, to the best of their knowledge, correct and complete and accurately present the financial condition and the results of the operation of the Borrower as of the dates thereof.  Since the date of the last furnishing of said financial statements, there has been no material adverse change in the financial condition of the Borrower.
3.5    Taxes .  The Borrower has filed or caused to be filed all federal and state tax returns which, to the knowledge of the officers thereof, if applicable, are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it and not being contested in good faith, to the extent that such taxes have become due.
3.6    Property and Assets .  The Borrower has good and marketable title to all the property and assets reflected on the most recent financial statement furnished to the Lender, except such as have been disposed of in the ordinary course of business since the date of said financial statement and all such property and assets are free and clear of mortgages, pledges, liens, charges or other encumbrances, except as are reflected on the financial statements.
3.7    Regulation U .  No part of the proceeds of the Loan hereunder will be used to purchase or carry, or to reduce or retire any loan incurred to purchase or carry, any margin stocks (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stocks.  The Borrower is not engaged in the business of extending credit, nor is one of the Borrower’s important activities extending of credit, for the purpose of purchasing or carrying such margin stocks.  If requested by the Lender, the Borrower shall furnish to the Lender in connection with any loan hereunder a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said regulation.
3.8    Continuity of Representations and Warranties .  All of the foregoing representations and warranties shall be true and correct at the time of the making of each advance under the Loan pursuant to this Agreement and thereafter until such Loan is paid in full as though made as of such time, and the Borrower shall not then be in default hereunder, nor shall any event have occurred or failed to occur that with the passage of time, or service of notice, or both, would constitute a default.  The Lender may consider the conditions specified in this Section 3.8 to be fulfilled if no prior written notice to the contrary is received from the Borrower.
ARTICLE FOUR - AFFIRMATIVE COVENANTS
The Borrower, and each of them, covenants and agrees with the Lender that from the date hereof and so long as any sums are outstanding or may be borrowed hereunder, unless the Lender shall otherwise consent in writing delivered to the Borrower, the Borrower will:
4.1    Partnership, Trust Corporate Existence .  Do or cause to be done all things necessary to preserve, renew and keep in full force and effect AFG International Partners' limited partnership existence, AFG Washington Owner's Trust's trust existence, and AFG Realty Corporation's corporate existence, and all their respective rights, licenses, permits and franchises required at the date hereof, or which may be required in the future conduct of their businesses, and comply with all laws and regulations applicable to them that materially affect the Borrower, and conduct and operate their business along the same lines and in substantially the same manner in which presently conducted and operated (subject to changes in the ordinary course of business), and at all times maintain, preserve and protect all property used and useful in the conduct of their businesses, and maintain same in good working order and condition. At all times during the term of the Loan, AFG Realty Corporation shall remain the sole general partner of AFG International Partners, and the sole Trustee of AFG Washington Owner's Trust, unless otherwise agreed to by Lender in its sole discretion.

4.2    Insurance .  Keep (or cause to be kept) the Property and Improvements adequately insured at all times by financially sound and reputable insurers, and maintain such other insurance to such extent and against such risks, including liability insurance, fire, windstorm, business interruption, loss of rents, and other risks insured against by extended coverage as is customary with companies in the same or similar businesses.  Policies shall not contain an exclusion for acts of terrorism.
4.3    Obligations and Taxes .  Pay all indebtedness and obligations promptly and in accordance with normal terms, and pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon them or in respect of their properties, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Borrower shall not be required to pay and discharge or cause to be paid and discharged any such tax assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Borrower shall set aside on their books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.
4.4    Notice of Default .  The Borrower will give prompt written notice to Lender of all events of default under any of the terms and provisions of this Agreement, any notes, or of any other agreement, contract, indenture, document or instrument entered, or to be entered into by it, changes in management, litigation, and of any other matter which has resulted in, or might result in, a materially adverse change in their financial condition or operation.
4.5    Records .  The Borrower will keep and maintain full and accurate accounts and records of their operations according to generally accepted accounting principles and practices, and will permit Lender and its designated officers, employees, agents and representatives, to have access thereto and to make examination thereof at all reasonable times, to make audits, and to inspect and otherwise check their properties, real, personal and mixed.
4.6    Execution of Other Documents .  The Borrower will promptly, upon demand by Lender, execute all such additional agreements, contracts, indentures, documents and instruments in connection with this Agreement as Lender, in its sole discretion, may reasonably deem necessary.
4.7    Financial Information . At all times during the term of the Loan, the Borrower shall provide the following financial information to Lender:
(a)    Borrower, and each of them shall provide to Lender no later than one hundred twenty (120) days following each fiscal year end of Borrower, their annual financial statements to the Lender, reviewed by a certified public accountant acceptable to Lender, and which shall be in form and substance acceptable to Lender. The financial statements to be submitted to Lender must be certified in favor of Lender at the time of submission by an appropriate cover letter from Borrower to Lender indicating that Lender may rely on the same.
(b)    If reasonably requested by Lender, the Borrower shall provide both federal, and as applicable state, tax returns as to the Borrower, which must be furnished and certified to Lender annually, within thirty (30) days after filing of same, during the term of each Loan; and if the filing date thereof is extended, Lender shall promptly receive copies of such extension documents.
(c)    No later than thirty (30) days prior to the payment due date each year during the term of each Loan, Borrower will be required to furnish Lender a copy of the paid property tax receipt on the Property and Improvements.
(d)    Upon reasonable request from Lender during the term of the Loan, the Borrower shall also promptly provide to Lender such other financial information as Lender may reasonably request.
4.8    Boston University Lease . The Boston University Lease, a credit net lease, must remain in full force and effect at all times during the term of the Loan. There shall no modification, extension or termination of the Boston University Lease, without the prior written consent of Lender in its sole discretion.
ARTICLE FIVE - NEGATIVE COVENANTS
The Borrower, and each of them, covenants and agrees with Lender that from the date hereof and so long as any sums are outstanding or may be borrowed hereunder, unless the Lender shall otherwise consent in writing delivered to the Borrower, Borrower will not:
5.1.    Liens .  Incur, create, assume or permit to exist any deed of trust or mortgage, except as set forth herein, pledge, lien, charge or other encumbrance of any nature whatsoever on the Property or assets relating to the Property now owned or hereafter acquired by the Borrower, except to Lender, other than: (a) liens for taxes or assessments and similar charges either (i) not delinquent, or (ii) being contested in good faith by appropriate proceedings and as to which the Borrower shall have set aside on its books adequate reserves; (b) liens accruing by law for employee benefits; (c) currently existing indebtedness consented to by Lender; or (d) liens for debt incurred in the regular course of business, but in any event, no additional lien shall be placed on the Property that is collateral for the Loan, except as otherwise consented to by Lender in its sole discretion.
5.2    Default Under Other Agreements or Contracts .  Commit to do or fail to commit to do, any act or thing which would constitute an event of default under any of the terms or provisions of any other agreement, mortgage, contract, indenture, document or instrument executed by it, that is not cured within the applicable curative period set forth therein, except those that may be contested in good faith, and would not, if settled unfavorably, materially and adversely affect the financial condition of the Borrower.
5.3    Leases . There shall be no other leases affecting the Property and Improvements, except the Boston University Lease, unless otherwise approved by Lender in its sole and absolute discretion. Any new lease affecting the Property and Improvements must be approved by Lender prior to execution of same by Borrower and tenant, and must be in form and substance and on terms acceptable to Lender in its sole discretion. Incident to any new lease approved Lender, Lender may require, in its sole and absolute discretion, that a tenant estoppel and lease subordination agreement in form and content acceptable to Lender in its sole and absolute discretion, be duly signed by Borrower and the applicable tenant and delivered to Lender, all at the sole cost and expense of Borrower.
ARTICLE SIX - DEFAULTS AND REMEDIES
6.1    Events of Default .  If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrences shall be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body), then Lender shall be entitled to exercise the remedies specified in Section 6.2 below. The Events of Default are as follows:
(a)    Any representation or warranty made herein or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement, or the borrowing hereunder shall prove to be false or misleading in any material respect;
(b)    Default shall occur in the payment of interest or principal on the Note, when and as the same shall become due and payable, and not cured within the applicable curative period, whether at the due date thereof or by acceleration or otherwise, or failure of the Borrower to make payment of principal or interest on any other obligation for borrowed money beyond any period of grace provided with respect thereto, or in the performance of any other agreement, term or condition contained in any agreement under which any such obligation is created, if the effect of such default is to cause or permit the holder or holders of such obligation to accelerate the maturity thereof;
(c)    Any default shall occur in the due observance or performance of any covenant, agreement or other provision of this Agreement, the Note or the Instruments of Security, not cured within the applicable curative period;
(d)    The Borrower (or either of them) shall: (i) apply for or consent to the appointment of a receiver, trustee in bankruptcy for benefit of creditors, or liquidator of it or any of their property; (ii) admit in writing their inability to pay their debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or seeking to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute or an answer admitting an act of bankruptcy alleged in a petition filed against it in any proceeding under any such law, or take any corporate action for the purposes of effecting any of the foregoing; or (v) terminate its or their legal existence, or ninety (90) days following death;
(e)    An order, judgment or decree shall be entered against the Borrower (or either of them) with the application, approval or consent of the Borrower by any court of competent jurisdiction, approving a petition seeking their reorganization or appointing a receiver, trustee or liquidator of the Borrower, or of all or a substantial part of the assets thereof, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days from the date of entry thereof;
(f)    Final judgments for the payment of money in excess of an aggregate of $10,000.00, excluding claims covered by insurance, shall be rendered against the Borrower and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, provided that a judgment shall be deemed "final" only when the time for appeal shall have expired without an appeal having been claimed, or all appeals and further review claimed to have been determined adversely to the Borrower; or
(g)    Default by the Borrower in the terms and provisions of any mortgages on their facilities which are not cured within any applicable grace period.
6.2    Remedy .  Upon the occurrence of any such event of default which is not cured within the applicable curative period provided in the Loan Documents, then, without notice, the full unpaid principal amount of the Note together with all accrued interest shall become immediately due and payable at the option of the Lender as fully and completely as if said aggregate sum were originally stipulated to be paid at such time, and Lender shall have and may exercise from time to time any and all rights and remedies available to it under any applicable law. Borrower shall promptly pay all costs of Lender of collection of any and all liabilities, and enforcement of rights hereunder, including reasonable attorney’s fees, and legal expenses of any repairs to any of the collateral for the Loan, and expenses of repairs to any realty or other property to which any of the collateral for the Loan may be affixed.  Any notice of sale, disposition or other intended action by Lender sent to Borrower, at the address of Borrower specified herein or at any other address shown on the records of the Lender at least ten (10) days prior to such action, shall constitute reasonable notice to Borrower.  Expenses of retaking, holding, preparing for sale, selling, or the like, shall include Lender’s reasonable attorney’s fees and legal expenses.  Upon disposition by Lender of any property of Borrower in which Lender has a security interest, Borrower shall be and remain liable for any deficiency, and Lender shall account to Borrower for any surplus, and to hold the same as a reserve against all or any liabilities of Borrower to Lender whether or not they, or any of them be then due, and in such order of application as Lender may, from time to time, elect.  All rights, powers and remedies contained herein or in any other agreement, instrument or document executed in connection herewith are cumulative.
ARTICLE SEVEN - APPOINTMENT OF A RECEIVER
In case of default beyond the applicable curative period in any of the terms, covenants and provisions of the Agreement, or upon the institution of suit to enforce any rights and remedies of Lender hereunder, then the Trustee (as defined in the Deed of Trust, as directed and empowered by the Lender, shall immediately and without notice, be entitled as a matter of right, and without regard to the value of the collateral for the Loan, or the solvency or insolvency of the Borrower, to the appointment of a Receiver of all assets of Borrower, or any of them, with the usual powers of Receivers in such cases, said Receiver to continue to act for such period of time as the Court appointing said Receiver may deem just and proper.
ARTICLE EIGHT– USURY
It is not the intention of the parties hereto to make any agreement which shall be violative of the laws of the District of Columbia relating to usury.  In no event shall Borrower or Lender accept or charge any interest which, together with any other charges upon the principal or any portion thereof, howsoever computed, shall exceed the maximum legal rate of interest allowable under the laws of the District of Columbia.  Should any provisions of this Agreement or any existing or future notes, loan agreements or any other agreements between the parties be construed to require the payment of interest which, together with any other charges upon the principal, or any portion thereof, exceeds such maximum legal rate of interest, then any such excess shall be and is hereby expressly waived, and shall be credited to the outstanding principal balance.

ARTICLE NINE - MISCELLANEOUS
9.1    Notices .  Any notice shall be conclusively deemed to have been received by the Borrower and be effective on the day on which delivered to the Borrower or if sent by telegram, on the next business day after the day on which sent, addressed to Borrower as its address is shown on the records of Lender, or if sent by certified mail, addressed to Borrower at said address, on the third business day after the day on which mailed.
9.2    Survival of Representations .  All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan herein contemplated and the execution and delivery to Lender of the Note evidencing such Loan and shall continue in full force and effect so long as any indebtedness created hereunder is outstanding and unpaid.  All covenants and agreements by or on behalf of either party which are contained or incorporated in this Agreement shall bind and inure to the benefit of the successors and assigns of both parties hereto.
9.3    Effect of Delay .  Neither any failure nor any delay on the part of Lender in exercising any right, power or privilege hereunder or under the Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.
9.4    Expenses .  The Borrower will pay all out-of-pocket expenses reasonably incurred by Lender in connection with the preparation of this Agreement, the borrowings hereunder, and the enforcement of the rights of Lender in connection with this Agreement, or with the Loan made or the Note issued hereunder, including but not limited to the fees of and expenses of counsel for Lender.
9.5    Modification and Waivers .  No modification or waiver of any provision of this Agreement or of the Note nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the Borrower in any case shall thereby entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.
9.6    Business Day .  Should any installment on the Note become due and payable on other than a business day of the Lender, the maturity thereof shall be extended to the next succeeding business day with interest on the principal amount thereof at the rate set forth herein.
9.7    Remedies Cumulative .  Any rights or remedies of the Lender hereunder or under the Note, or any other security agreement or writing shall be cumulative and in addition to every other right or remedy contained therein or herein, whether now existing or hereafter at law or in equity or by statute or otherwise.
9.8    Binding Agreement .  This Agreement shall be binding upon Borrower and its successors and assigns and the terms hereof shall inure to the benefit of Lender and its successors and assigns.
9.9    Exhibits .  All references to "Exhibits" contained herein are references to exhibits attached to the Agreement, the terms and conditions of which are made a part hereof for all purposes, the same as if set forth herein verbatim.
9.10 Number and Gender of Words .  Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.
9.11 Captions .  The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.
9.12 Invalid Provisions .  If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part.
9.13 Construction .  This Agreement shall be governed and construed in accordance with the laws of the State of the District of Columbia .
9.14 Counterparts . This Agreement may be executed in counterparts, each of which shall be deemed an original.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, and shall be deemed to have executed such, on the day and year first above written.

Signed, sealed and delivered
in the presence of:          BANK OF AMERICA, N.A., a national banking association

———————————————                    By:   ————————————————
SIGNATURE               SIGNATURE

———————————————                                   ————————————————
NAME LEGIBLY PRINTED,                    NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED           TYPEWRITTEN OR STAMPED

———————————————                                       Its ____________ President
SIGNATURE

————————————————
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

As to Lender

STATE OF ____________________________________________ )
COUNTY OF __________________________________________ )

The foregoing instrument was acknowledged before me this ____ day of December, 2002, by _______________________________, the ________ President of BANK OF AMERICA, N.A., a national banking association, on behalf of the association.

                                                                                                                                 ____________________________________________
                                    SIGNATURE

                                                                                                                                  ______________________________________
                        NAME LEGIBLY PRINTED,
(SEAL)                        TYPEWRITTEN OR STAMPED

My Commission Expires:                    NOTARY PUBLIC

Signed, sealed and delivered
in the presence of:         AFG INTERNATIONAL PARTNERS
LIMITED PARTNERSHIP,
a Massachusetts limited partnership

BY:     AFG REALTY CORPORATION,
a Massachusetts corporation,
its authorized general partner

_______________________________                            By:    _______________________________
SIGNATURE                 JAMES A. COYNE,
Its Vice President

_______________________________
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

_______________________________
SIGNATURE
(CORPORATE SEAL)

_______________________________
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR TYPED

As to AFG International Partners, Borrower

STATE OF ______________________________________________________ )
COUNTY OF ____________________________________________________ )

The foregoing instrument was acknowledged before me this _____ day of December, 2002, by JAMES A. COYNE, the Vice President of AFG REALTY CORPORATION, a Massachusetts corporation, on behalf of the corporation, as the authorized general partner of AFG INTERNATIONAL PARTNERS LIMITED PARTNERSHIP, a Massachusetts limited partnership, on behalf of the limited partnership.

_______    Personally Know to Me
_______    Produced his Driver’s License as Identification

                      SIGNATURE

          NAME LEGIBLY PRINTED,
         TYPEWRITTEN OR STAMPED

(SEAL)                        NOTARY PUBLIC

My Commission Expires:

Signed, sealed and delivered      AFG REALTY CORPORATION,
in the presence of:          a Massachusetts corporation, as Trustee
on behalf of AFG WASHINGTON
OWNER'S TRUST, a Massachusetts
Nominee Trust, under Declaration of
Trust, dated June 30, 1995

By:  ____________________________________
____________________________
SIGNATURE              JAMES A. COYNE,
Its Vice President

____________________________
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

________________________________
SIGNATURE
(CORPORATE SEAL)

____________________________
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR TYPED

As to AFG Washington Trust, Borrower

STATE OF  ______________________________________________________)
COUNTY OF ____________________________________________________)

The foregoing instrument was acknowledged before me this _____ day of ____________, 2002, by JAMES A. COYNE, the Vice President of AFG REALTY CORPORATION, a Massachusetts corporation, on behalf of the corporation, as Trustee on behalf of, the AFG WASHINGTON OWNER'S TRUST, a Massachusetts Nominee Trust, under Declaration of Trust, dated June 30, 1995.

_______    Personally Know to Me
_______    Produced his Driver’s License as Identification

                                                                                                 _____________________________________
                           SIGNATURE

___________________________________________
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

(SEAL)                        NOTARY PUBLIC

My Commission Expires: